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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 6, 2011

MISCOR GROUP LTD.

(Exact name of registrant as specified in its charter)

Indiana	000-52380	20-0995245
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Nave Road, SE, Massillon, Ohio		44646
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number: (330) 830-3500

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Senior Credit Facility. On November 30, 2011, Miscor Group, Ltd. and its subsidiaries, Magnetech Industrial Services, Inc., and HK Engine Components, LLC (together the “Company”) executed a Tenth Amendment to Credit and Security Agreement (the “Tenth Amendment”) with our primary lender, Wells Fargo, N.A. (the “Lender”). In the Tenth Amendment, the Lender agreed to extend our existing $5 million Senior Credit Facility and approved an additional $1 million Machinery and Equipment (“M&E”) Loan, both with a maturity date of July 31, 2013. We executed a replacement Term Note (the “Term Note”) to reflect our outstanding borrowings under the Senior Credit Facility and the M&E Loan. The Term Note bears interest at rate per annum equal to the 90-day LIBOR plus 475 basis points through July 31, 2013. We are obligated to make equal monthly installments of $27,778, commencing on December 1, 2011. In the event that the net forced liquidation value of our machinery and equipment is appraised at less than one-hundred percent of the outstanding Term Note principal balance, the Lender may accelerate our repayment obligations over a twelve month period in the amount of such excess.

The terms of the Tenth Amendment require the Company to meet the following financial tests over the term of the loans provided:

•	Maintenance of minimum net income of not less than $500,000 during the fiscal year ending on December 31, 2011;

•	Maintenance of a fixed charge coverage ratio of not less than 1.1 to 1.0 as of the end of each fiscal month for the 12 months then ended, commencing with the fiscal month ending March 31, 2012;

•	No net loss during any fiscal year-to-date period in excess of $250,000; and

•	No capital expenditures of more than $600,000 during any fiscal year ending on or after December 31, 2011.

Additionally, the Tenth Amendment requires that each of our three subordinated debt holders agree to extend the terms of their respective notes and execute subordination agreements in favor of the Lender. The Tenth Amendment also contains customary representations and warranties and conditions precedent.

The above description of the Tenth Amendment and Term Note is qualified in its entirety by reference to the full text of the Tenth Amendment and Term Note, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Subordinated Debt Holders. As required by the Tenth Amendment, we completed the renegotiation, refinance, and extension of our subordinated debt. We have three outstanding promissory notes, subordinate to the Lender. We used the proceeds of the M&E Loan to make cash distributions to our subordinated debt holders by paying $316,666.00 in principal on each of three outstanding subordinated promissory notes on November 30, 2011.

By way of background, prior to this refinancing, we were indebted to each of BDeWees, Inc. and XGen III, Ltd. (the “3D Creditors”) for two secured promissory notes each with a principal balance of $2 million, both set to mature on November 30, 2011. We negotiated the extension of the 3D Creditor notes and executed two Amended and Restated Promissory Notes with a maturity date of August 1, 2013. Interest on the notes through June 30, 2012 is equal to the index rate plus six percentage points, but no less than 10 1/2% per annum. Beginning on July 1, 2012, the interest rate on each note increases to the index rate plus nine percentage points, but no less than 19% per annum. Regularly scheduled monthly payments in the amount of $10,000 per note, plus all unpaid accrued interest, are due beginning on January 1, 2012. Beginning on January 1, 2013, the monthly payments are set to increase to $15,000 per month, with a balloon payment of the full outstanding principal and accrued interest due on the notes’ maturity date of August 1, 2013.

In conjunction with these notes, we executed Loan Extension and Modification Agreements, which govern our repayment of the notes, and outline our ongoing obligations to the 3-D Creditors and the scope of their security interest. Specifically, we are required to make the following special scheduled repayments of each of the 3D Creditor notes in the amounts set forth below:

•	November 30, 2011 - $316,666 (paid from the proceeds of the M&E Loan);

•	December 29, 2911 - $300,000; and

•	No later than June 30, 2012 - $250,000.

Additionally, the 3D Creditor Loan Extension and Modification Agreements cap our borrowing power with the Lender to a maximum aggregate amount of $6 million, limit our ability to accelerate payment to our other subordinated creditor, John A. Martell (“Martell”) without prior consent, and contain customary representations and warranties. Further, as required by the Lender, the 3D Creditors executed an Amended and Restated Subordination Agreement in favor of the Lender on November 30, 2011. In the subordination agreement, the 3D Creditors acknowledge the continued subordination of their notes and security interest in the assets of the Company, subject to a first priority lien held by the Lender. Specifically, the 3D Creditors each agree that the Lender may prohibit us from making the monthly payments on each note, as stated above, if we are in default of our obligations to the Lender, and both further agree that we are permitted to make the special scheduled repayments, as outlined above, only if our excess availability is greater than $500,000 at the time each special repayment is due. We must obtain the Lender’s approval prior to making any additional repayments, in excess of those outlined above, on either note.

The above description of the 3D Creditor Loan Extension and Modification Agreements, Amended and Restated Notes, and Amended and Restated Subordination Agreement is qualified in its entirety by reference to the full text of the documents, which are filed as Exhibits 10.3 – 10.7 to this Current Report on Form 8-K and incorporated by reference herein.

The Company also renegotiated and extended our outstanding promissory note with Martell. Prior to this refinancing, we were indebted to our Chairman of the Board and former President and CEO, Martell, for a secured promissory note in the amount of $425,149.00, which arose out of our sale of Martell Electric, LLC and Ideal Consolidated, Inc. to Mr. Martell on February 3, 2010. Under the agreement governing the sale to Martell, the purchase price was subject to a working capital adjustment which we could satisfy either with cash or by increasing the outstanding principal amount of Martell’s promissory note. We had been engaged in negotiations with Martell for several months to settle the working capital adjustment, which culminated in our execution on November 30, 2011 of a Mutual Release between our Company, Mr. Martell, and his wife, Bonnie M. Martell, in which the parties agree to a working capital adjustment figure that will be incorporated into the Martell note, and release any and all potential claims or actions between the parties. In conjunction with the Mutual Release, we executed an Amended Promissory Note payable to Martell in the amount of $1.68 million with a maturity date of October 31, 2013, which reflects the principal balance due on the February 3, 2010 note and the working capital adjustment. Interest on the note is calculated through February 28, 2013 as the greater of 7.5% or 2% plus prime, increasing to 9.5% or 2% plus prime beginning on March 1, 2013 until maturity. We are required to make regular monthly installment payments of principal in the amount of $7,500 beginning on January 1, 2012, which amount increases to $12,500 monthly beginning on January 1, 2013 until payoff or maturity. Additionally, we are required to make the following special scheduled repayments of the Martell note in the amounts set forth below:

•	November 30, 2011 - $316,666 (paid from the proceeds of the M&E Loan);

•	Not later than December 29, 2911 - $120,000; and

•	No later than June 30, 2012 - $250,000.

In the event of default, Martell may increase the interest rate and accelerate the outstanding indebtedness. Additionally, as required by the Lender, Martell executed an Amended and Restated Subordination Agreement in favor of the Lender on November 30, 2011. In the subordination agreement, Martell acknowledges the continued subordination of his note and security interest in the assets of the Company, subject to a first priority lien held by the Lender. Specifically, Martell agrees that the Lender may prohibit us from making the monthly payments on his note, as stated above, if we are in default of our obligations to the Lender, and further agrees that we are permitted to make the special scheduled repayments, as outlined above, only if our excess availability is greater than $500,000 at the time each special repayment is due.

Additionally, on November 30, 2011, Martell executed an Agreement for Subordination of Security Interest and Payment of Debt in favor of the 3D Creditors, in which Martell agrees to subordinate his security interest in the Company’s assets in favor of the security interest held by the 3D Creditors. The agreement also prohibits us from making any additional repayments, in excess of the scheduled monthly payments and special scheduled payments outlined above, on the Martell note prior to maturity.

The above description of the Martell Amended Promissory Note, Mutual Release, Amended and Restated Subordination Agreement, and Agreement for Subordination of Security Interest and Payment of Debt, is qualified in its entirety by reference to the full text of the documents, which are filed as Exhibits 10.8 – 10.11, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

In conjunction with this refinancing, we also executed lease extensions on two of our service facilities owned by Martell, in which we agree to extend the leases of our Boardman, Ohio and Hammond, Indiana facilities through May 5, 2015 and August 3, 2015, respectively, with no change in the respective lease rates.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure

On November 30, 2011, the Company issued a press release announcing the entry into the Tenth Amendment as well as the Subordinated Debt Holder transactions. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Tenth Amendment, dated November 30, 2011, among Wells Fargo N.A., Miscor Group Ltd., Magnetech Industrial Services, Inc., and HK Engine Components, LLC

10.2	Term Note, dated November 30, 2011, issued by Miscor Group Ltd., Magnetech Industrial Services, Inc., and HK Engine Components, LLC, payable to Wells Fargo N.A.

10.3	Loan Extension and Modification Agreement, dated November 30, 2011, among BDeWees, Inc. and Miscor Group Ltd.

10.4	Loan Extension and Modification Agreement, dated November 30, 2011, among XGen III Ltd. and Miscor Group Ltd.

10.5	Amended and Restated Promissory Note, dated November 30, 2011, issued by Miscor Group Ltd. payable to BDeWees, Inc.

10.6	Amended and Restated Promissory Note, dated November 30, 2011, issued by Miscor Group Ltd., payable to XGen III Ltd.

10.7	Amended and Restated Subordination Agreement, dated November 30, 2011, among BDeWees, Inc. and XGen III, Ltd., acknowledged by Miscor Group, Ltd., Magnetech Industrial Services, Inc., and HK Engine Components, LLC

10.8	Amended Promissory Note, dated November 30, 2011, issued by Miscor Group, Ltd., payable to John A. Martell

10.9	Mutual Release, dated November 30, 2011, among Miscor Group, Ltd., Martell Electric, LLC, Ideal Consolidated, Inc., John A. Martell, and Bonnie Martell

10.10	Amended and Restated Subordination Agreement, dated November 30, 2011, executed John A. Martell, acknowledged by Miscor Group, Ltd., Magnetech Industrial Services, Inc., and HK Engine Components, LLC

10.11	Agreement for Subordination of Security Interest and Payment of Debt, dated November 30, 2011, among John A. Martell, BDeWees, Inc., and XGen III Ltd., acknowledged by Miscor Group, Ltd., Magnetech Industrial Services, Inc., and HK Engine Components, LLC

99.1	Press Release dated November 30, 2011

Caution Concerning Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations and beliefs of the management of the Company and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements herein based upon the regulatory review and approval process and due to changes in economic, business, competitive, technological and/or other regulatory factors, as well as other factors affecting the operation of the business of the Company. More detailed information about these factors may be found in the filings by the Company with the Securities and Exchange Commission, including its most recent annual report on Form 10-K for the year ended December 31, 2011. The Company is under no obligation, and expressly disclaims any obligation, to update or alter the forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISCOR GROUP, LTD

By:	/s/ MARC VALENTIN
Name:	Marc Valentin, CPA
Title:	Chief Accounting Officer

Date: December 6, 2011

EXHIBIT INDEX

Exhibit No.	Description

10.1	Tenth Amendment, dated November 30, 2011, among Wells Fargo N.A., Miscor Group Ltd., Magnetech Industrial Services, Inc., and HK Engine Components, LLC

10.2	Term Note, dated November 30, 2011, issued by Miscor Group Ltd., Magnetech Industrial Services, Inc., and HK Engine Components, LLC, payable to Wells Fargo N.A.

10.3	Loan Extension and Modification Agreement, dated November 30, 2011, among BDeWees, Inc. and Miscor Group Ltd.

10.4	Loan Extension and Modification Agreement, dated November 30, 2011, among XGen III Ltd. and Miscor Group Ltd.

10.5	Amended and Restated Promissory Note, dated November 30, 2011, issued by Miscor Group Ltd. payable to BDeWees, Inc.

10.6	Amended and Restated Promissory Note, dated November 30, 2011, issued by Miscor Group Ltd., payable to XGen III Ltd.

10.7	Amended and Restated Subordination Agreement, dated November 30, 2011, among BDeWees, Inc. and XGen III, Ltd., acknowledged by Miscor Group, Ltd., Magnetech Industrial Services, Inc., and HK Engine Components, LLC

10.8	Amended Promissory Note, dated November 30, 2011, issued by Miscor Group, Ltd., payable to John A. Martell

10.9	Mutual Release, dated November 30, 2011, among Miscor Group, Ltd., Martell Electric, LLC, Ideal Consolidated, Inc., John A. Martell, and Bonnie Martell

10.10	Amended and Restated Subordination Agreement, dated November 30, 2011, executed John A. Martell, acknowledged by Miscor Group, Ltd., Magnetech Industrial Services, Inc., and HK Engine Components, LLC

10.11	Agreement for Subordination of Security Interest and Payment of Debt, dated November 30, 2011, among John A. Martell, BDeWees, Inc., and XGen III Ltd., acknowledged by Miscor Group, Ltd., Magnetech Industrial Services, Inc., and HK Engine Components, LLC

99.1	Press Release dated November 30, 2011